Center Coast MLP & Infrastructure Fund Announces Terms of Rights Offering

Houston, Texas — March 9, 2015: The board of trustees (the “Board”) of Center Coast MLP & Infrastructure Fund (NYSE: CEN) (the “Fund”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”), as of the record date entitling the holders of those Rights to subscribe for Common Shares (the “Offer”). The Board, based on the recommendations and presentations of the Fund’s investment adviser, Center Coast Capital Advisors, LP (“Center Coast” or the “Advisor”), and others, has determined that it is in the best interests of the Fund and the holders of its Common Shares (the “Common Shareholders”) to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Advisor’s belief that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective to provide a high level of total return with an emphasis on distributions to its Common Shareholders. The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

The record date for the Offer is currently expected to be March 20, 2015 (the “Record Date”). The Fund will distribute to Common Shareholders on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date. Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however any Common Shareholder who is issued fewer than three Rights will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period will commence on the Record Date and is currently anticipated to expire on April 17, 2015, unless extended by the Fund (the “Expiration Date”). Rights may be exercised at any time during the subscription period. The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange (the “NYSE”) under the symbol “CEN RT” during the course of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 90% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 80% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 80% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Common Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Offer will be made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission and only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date. To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company, should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian or trust company, should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

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The information herein is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s Information Agent:

AST Fund Solutions

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

(877) 478-5039

About Center Coast Capital Advisors, LP

Center Coast Capital Advisors, LP (“Center Coast”) serves as the Fund’s investment advisor and is responsible for the management of the Fund. Center Coast is a registered investment advisor headquartered in Houston, Texas focused on energy infrastructure investments. Center Coast combines the expertise of midstream and energy infrastructure operators and financial and investment professionals. The Fund is managed by Dan Tutcher and Rob Chisholm, two master limited partnership (“MLP”) industry veterans that have owned, operated and invested in midstream energy assets for over 40 years. As a former CEO of and manager with one of the largest MLPs, they have historically analyzed, operated or purchased a large number of the assets within the MLP sector. Center Coast currently has over $4.7 billion in MLP assets under management.

About the Center Coast MLP & Infrastructure Fund

The Fund is a non-diversified closed-end management investment company. The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs and energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in securities of MLPs and energy infrastructure companies. The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private companies. The Fund utilizes leverage as part of its investment strategy. There is no assurance that the Fund will achieve its investment objective.

In general, a portion of the distributions paid by the Fund may constitute a return of capital to shareholders, rather than a dividend, to the extent such distributions exceed the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in Fund shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells Fund shares. Distributions in excess of a shareholders’ adjusted tax basis in its shares are generally treated as capital gains. The Fund’s distribution rate will vary based upon the distributions received from underlying investments. The Fund can make no assurance as to what percentage of the distributions paid on the shares will consist of tax-deferred return of capital.

For information about the Fund, please contact your Financial Advisor.

Financial Advisors/Analysts only please contact:	(800) 651-2345
Media Relations please contact:	(646) 839-5543

Website: www.centercoastcap.com/cen